Exhibit 99.1

Marriott
TownePlace
SUITES

APPLE REIT EIGHT *2013 Second Quarter*

JUNE 30, 2013

There are 51 Marriott®- and Hilton®-branded hotels
within our Apple REIT Eight, Inc. portfolio of real estate.
Our hotels represent a variety of lodging types and are
strategically diversified across markets in 19 states.
We continue to strive to grow the value of your
investment through the efficient ownership of our hotels
and I am pleased to report that performance across our
hotels improved during the second quarter of this year,
as compared to the same period last year.

For the three-month period ending June 30, 2013, the
Apple REIT Eight portfolio of hotels achieved revenue
per available room (RevPAR) of $96, an increase of
approximately four percent as compared to the same
period last year, with an average occupancy rate of
79 percent and an average daily rate (ADR) of $121.
For the six-month period ending June 30, 2013,
RevPAR was $86, up by approximately four percent in
comparison to results from the same six-month period
last year. Key indicators of hotel performance like these
continue to strengthen across the U.S. hotel industry and
according to hotel industry analysts the outlook for the
remainder of this year is positive.

As compared to the same periods of 2012, funds from
operations (FFO) for the second quarter of this year
improved by eight percent and for the first six months of
the year improved by six percent. FFO for the second
quarter of this year totaled $15.0 million, or $0.16 per
share, and for the six-month period ending June 30,
2013, FFO was $21.9 million, or $0.24 per share.
Over the first six months of 2013, the Company paid
distributions of approximately $0.25 per share. Our
current annualized distribution rate is approximately
$0.47 per share.

Apple REIT Eight recently entered into a definitive
merger agreement to combine with Apple REIT Seven
and Apple REIT Nine pursuant to which Apple REIT

Seven and Apple REIT Eight would merge into Apple
REIT Nine. Under the agreement, each of Apple REIT
Eight’s Units would be converted into the right to
receive 0.85 Common Shares of Apple REIT Nine.
In addition to certain customary closing conditions, the
merger agreement is subject to approval by a majority
of the outstanding Units of each REIT. We will provide
additional information through a joint proxy statement/
prospectus relating to the proposed transaction which
we anticipate distributing to shareholders during the
fourth quarter of 2013. We do not expect to comment
further regarding this transaction until that time. Each
merger is conditioned on the concurrent consummation
of the other merger among other closing conditions;
therefore, there can be no assurance that the mergers
will occur. The combined company would be one of the
largest hospitality REITs in the United States with a total
of 191 hotels with 23,711 guestrooms.

Apple REIT Eight has maintained a conservative
approach to the ownership of high-quality lodging
real estate, as evident in the strength of our balance
sheet, our ability to remain profitable during fluctuating
real estate cycles and our diversified portfolio of
well-branded hotels. Our commitment to the growth
of shareholder investments has guided our strategic
business decisions and I believe the potential merger
transaction further strengthens our ability to achieve
our long-term goals. I am optimistic that 2013 will be
another year of progress for our Company.

Sincerely,

Glade M. Knight,
Chairman and Chief Executive Officer

Statements of Operations (Unaudited)

(In thousands except statistical data)	Three months ended June 30, 2013	Three months ended June 30, 2012	Six months ended June 30, 2013	Six months ended June 30, 2012
REVENUES
Room revenue	$51,590	$49,984	$91,855	$90,224
Other revenue	3,945	3,647	7,240	6,624
Total revenue	$55,535	$53,631	$99,095	$96,848

EXPENSES
Direct operating expense	$14,089	$13,630	$26,639	$25,855
Other hotel operating expenses	21,471	20,862	40,659	39,837
General and administrative	1,558	1,655	2,789	3,502
Depreciation	9,437	9,249	18,813	18,326
Interest expense, net	3,416	3,629	7,152	7,040
Total expenses	$49,971	$49,025	$96,052	$94,560

NET INCOME
Net income	$5,564	$4,606	$3,043	$2,288
Net income per share	$0.06	$0.05	$0.03	$0.02

FUNDS FROM OPERATIONS (A)
Net income	$5,564	$4,606	$3,043	$2,288
Depreciation of real estate owned	9,437	9,249	18,813	18,326
Funds from operations (FFO)	$15,001	$13,855	$21,856	$20,614
FFO per share	$0.16	$0.15	$0.24	$0.22

WEIGHTED-AVERAGE SHARES OUTSTANDING	92,373	93,105	92,494	93,202

OPERATING STATISTICS
Occupancy	79%	78%	74%	74%
Average daily rate	$121	$118	$117	$113
RevPAR	$96	$92	$86	$83
Number of hotels	51	51
Distributions per share	$0.12	$0.14	$0.25	$0.28

Balance Sheet Highlights (Unaudited)
(In thousands)			June 30, 2013	December 31, 2012
ASSETS
Investment in real estate, net			$873,976	$889,222
Other assets			30,095	23,642
Total assets			$904,071	$912,864

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable			$281,574	$264,019
Other liabilities			31,359	29,670
Total liabilities			312,933	293,689
Total shareholders’ equity			591,138	619,175
Total liabilities & shareholders’ equity			$904,071	$912,864

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. The company considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO is not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at June 30, 2013 and the results of operations for the interim period ended June 30, 2013. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Eight, Inc. 2012 Annual Report.

Clockwise from left: RENAISSANCE HOTEL 57, NEW YORK CITY, NY; COURTYARD, SOMERSET, NJ; RESIDENCE INN, FAYETTEVILLE, NC; HILTON GARDEN INN, ANNAPOLIS, MD

 CORPORATE PROFILEApple REIT Eight, Inc. is a real estate investment trust (REIT) focused on the ownership of hotels that generate attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn & Suites® by Marriott®, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® brands. Our portfolio consists of 51 hotels, containing a total of 5,914 guestrooms in 19 states.   MISSION Apple REIT Eight, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

This quarterly report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company or the other parties to the merger agreement to obtain required shareholder or other third-party approvals required to consummate the proposed mergers; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company; the outcome of any legal proceedings that may be instituted against the Company and others related to the merger agreement; the ability of the Company to implement its operating strategy; the Company’s ability to manage planned growth; the outcome of current and future litigation and regulatory proceedings or inquiries; changes in economic cycles; and competition within the hotel industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2013. Any forward-looking statement speaks only as of the date of this quarterly report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

 “Marriott®,” “Courtyard® by Marriott®,” “SpringHill Suites® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “TownePlace Suites® by Marriott®,” “Residence Inn® by Marriott®” and “Renaissance Hotels & Resorts®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International, Inc. and all of its affiliates and subsidiaries and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this report, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Eight or otherwise. Marriott was not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Eight offering and received no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this report, and the grant by Marriott of any franchise or other rights to Apple REIT Eight shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

 Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton Garden Inn®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide or one of its affiliates. All references to “Hilton” mean Hilton Worldwide and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this report, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Eight, or otherwise. Hilton was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Eight offering and received no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this report, and the grant by Hilton of any franchise or other rights to Apple REIT Eight shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.

Additional Information About the Merger and Where to Find It:
In connection with the proposed mergers whereby Apple REIT Nine, Inc. (“Apple Nine”) will acquire all of the outstanding shares of each of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. (“Apple Seven,” “Apple Eight,” and together with the Apple Nine, the “Companies”), the Companies intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a joint proxy statement/ prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH OF THE COMPANIES ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH OF THE COMPANIES AND THE MERGERS. The registration statement, the joint proxy statement/prospectus and other materials (when they become available) containing information about the proposed transaction, and any other documents filed by any of the Companies with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by that company by directing a written request to Apple REIT Seven, Inc., Apple REIT Eight, Inc. or Apple REIT Nine, Inc., respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

Each of the Companies and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the mergers. Information about the executive officers and directors of each of the Companies and its ownership of securities in that company is set forth in the proxy statement for that company’s 2013 Annual Meeting of Shareholders, which (for each of Apple Seven, Apple Eight and Apple Nine) was filed with the SEC on April 9, 2013. Investors and security holders may obtain additional information regarding the direct and indirect interests of any of the Companies and its executive officers and directors in the mergers by reading the proxy statement/prospectus regarding the mergers when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Market Diversity

STATE/CITY	Portfolio of hotels
ALABAMA
Birmingham
ARKANSAS
Rogers (2), Springdale
CALIFORNIA
Burbank, Cypress, Oceanside, Sacramento,
San Jose, Tulare
FLORIDA
Jacksonville, Orlando/Sanford, Tallahassee, Tampa
GEORGIA
Savannah (2)
KANSAS
Overland Park (3), Wichita
KENTUCKY
Bowling Green
MARYLAND
Annapolis
MASSACHUSETTS
Marlborough, Westford (2)
MISSOURI
Kansas City
NEW JERSEY
Somerset
NEW YORK
New York City
NORTH CAROLINA
Carolina Beach, Concord, Dunn, Fayetteville,		CORPORATE HEADQUARTERS
Greensboro, Matthews, Wilmington, Winston-Salem		814 East Main Street
OKLAHOMA		Richmond, Virginia 23219
Tulsa/South-Bixby		(804) 344-8121
SOUTH CAROLINA		(804) 344-8129 FAX
Columbia, Greenville, Hilton Head		www.applereiteight.com
TENNESSEE
Chattanooga		INVESTOR INFORMATION
TEXAS		For additional information about the
Texarkana (2)		Company, please contact: Kelly Clarke,
VIRGINIA		Director of Investor Services
Charlottesville, Harrisonburg, Norfolk/Chesapeake,		(804) 727 -6321 or kclarke@applereit.com
Suffolk/Chesapeake (2), Virginia Beach (2)
WASHINGTON
Tukwila
As always, we encourage our
shareholders to know their investment and
stay informed by reviewing information on
our website at www.applereiteight.com,
as well as our filings with the Securities
and Exchange Commission, which can be
found on their website at www.sec.gov.

Cover image: TOWNEPLACE SUITES, TEXARKANA, TX